UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

WAYSIDE TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1157 Shrewsbury Avenue, Shrewsbury, New Jersey	07702
(Address of principal executive offices)	(Zip Code)

732-389-8950

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

Wayside Technology Group, Inc. (the “Company”) held its annual meeting of stockholders on June 6, 2012. At such annual meeting, 3,879,660 shares of our common stock were represented either in person or by proxy, which is equal to 83.06% of our issued and outstanding common stock. At our annual meeting, the Company’s stockholders voted to (i) elect the seven nominees named below to the Company’s board of directors until the next annual meeting of the stockholders or until their successors are duly elected and qualified, (ii) approve the Company’s 2012 Stock-Based Compensation Plan (the “Stock Plan”) and the allocation of 600,000 shares of the Company’s common stock reserved for issuance under the Stock Plan, (iii) approve the Company’s 2012 Executive Incentive Plan (the “Executive Plan”) to permit the payment of awards that qualify as deductible performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iv) ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2012.

Proposal 1: Election of Directors — The number of votes for, withheld and abstained and all shares as to which brokers indicated that they did not have authority to vote with respect to each director nominee were as follows:

Nominee	Votes For	Votes Withheld	Votes Abstained	Broker Non- Votes
Simon F. Nynens	1,760,000	535,354	0	1,584,306
William H. Willett	1,408,179	887,175	0	1,584,306
F. Duffield Meyercord	1,872,818	422,536	0	1,584,306
Edwin H. Morgens	1,730,975	564,379	0	1,584,306
Allan D. Weingarten	1,765,293	530,061	0	1,584,306
Mark T. Boyer	1,750,469	544,885	0	1,584,306
Mike Faith	1,873,254	422,100	0	1,584,306

Proposal 2: Approval of the 2012 Stock-Based Compensation Plan — The final number of votes cast for, against or abstaining and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,692,015	592,221	11,118	1,584,306

Proposal 3: Approval of the Company’s Executive Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code of 1986 — The final number of votes cast for, against or abstaining and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,213,960	69,577	11,817	1,584,306

Proposal 4: Ratification of the Appointment of EisnerAmper LLP as the Company’s Independent Registered Public Accounting Firm for 2012 — The final number of votes cast for, against or abstaining and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,726,844	142,195	10,621	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYSIDE TECHNOLOGY GROUP, INC.

Date: June 8, 2012	By:	/s/ Simon F. Nynens
	Name:	Simon F. Nynens
	Title:	Chief Executive Officer

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